UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 31, 2006

PLACER SIERRA BANCSHARES

(Exact name of registrant as specified in its charter)

California	0-50652	94-3411134
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 J Street, Sacramento, California	95814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (916) 554-4750

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

The Company is furnishing (not filing) an investor slide presentation as Exhibit 99.1 on this Current Report on Form 8-K pursuant to Regulation FD.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

(b)	Pro forma financial information.

(c)	Shell Company Transactions.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
99.1	Investor Slide Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Placer Sierra Bancshares
(Registrant)

Date May 31, 2006

/s/ David E. Hooston
David E. Hooston Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Investor Slide Presentation